Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
10. Income Taxes

There is no income tax provision (benefit) for federal or state income taxes as the Company has incurred operating losses since inception.

A reconciliation of the statutory U.S. federal tax rate and effective tax rates is as follows:

	2008	2009	2010
Federal statutory taxes	34.0%	34.0%	34.0%
State income taxes, net of federal tax benefit	3.9%	3.9%	4.5%
Foreign taxes less than the domestic rate	0.0%	0.0%	(0.1)%
Permanent differences	(0.2)%	(0.2)%	(0.2)%
Change in valuation allowance	(37.7)%	(37.9)%	(38.2)%
Other	0.0%	0.2%	0.0%
	0.0%	0.0%	0.0%

Deferred income taxes are recorded based upon differences between the financial reporting and income tax basis of assets and liabilities. The following deferred income taxes are recorded:

	2009	2010
Deferred tax assets:
Federal net operating loss carryforward	$18,802	$22,590
State loss carryforward	2,314	2,462
Intangible assets	1,325	1,759
Allowance for bad debts	506	662
Stock-based compensation	399	616
Accrued expenses	-	143
Inventory	3	78
Other	93	125
Total gross deferred tax assets	23,442	28,435
Deferred tax liabilities:
Fixed assets	(67)	(305)
Total gross deferred tax liabilities	(67)	(305)
Valuation allowance	(23,375)	(28,130)
Total net deferred liability	$-	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, available taxes in the carryback periods, projected future taxable income, and tax planning strategies in making this assessment. Accordingly, the Company has provided valuation allowances to fully offset the net deferred tax assets at December 31, 2009 and 2010. The $4,476 and $4,755 net increase in the valuation allowance for 2009 and 2010, respectively, primarily reflects the net increase in the federal and state loss carryfoward deferred tax assets.

The Company has approximately $66,441 in federal net operating loss carryforwards that expire between 2025 through 2030 and approximately $54,068 in state loss carryforwards that begin to expire in 2011. Section 382 of the U.S. Internal Revenue Code imposes an annual limitation on the amount of net operating loss carryforwards that might be used to offset taxable income when a corporation has undergone significant changes in stock ownership. The Company believes that an annual limit will be imposed by Section 382, however the Company expects to fully utilize its net operating loss carryforwards during their respective carryforward periods.

There were no unrecognized tax benefits recorded from the January 1, 2007 adoption of ASC 740-10 through the year ended December 31, 2010, and there are no uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase within the next 12 months.